Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bunker Hill Mining Corp. (the “Company”) on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sam Ash, Chief Executive Officer, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bunker Hill Mining Corp.

/s/ Sam Ash	DATE: March 28, 2025
Sam Ash, Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to Bunker Hill Mining Corp. and will be retained by Bunker Hill Mining Corp. to be furnished to the Securities and Exchange Commission or its staff upon request.